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                                                                   EXHIBIT 10.30


GREAT PLAINS(R)
SOFTWARE                         ALLIANCE PARTNER AGREEMENT FOR HOSTING SERVICES

This Agreement is made by and between FUTURELINK DISTRIBUTION CORPORATION _________________ ("Hosting Alliance Partner") and Great Plains Software O.C., Inc. ("Great Plains") as of the date set forth below.

________________________________________________________________________________

HOSTING ALLIANCE PARTNER BUSINESS ADDRESS
________________________________________________________________________________

__#550, 603-7 AVENUE S.W._______________________________________________________
Street

__CALGARY________________________ALBERTA______________________T2P 2T5___________
City                              State/Province               ZIP/Postal code
__403-543-5511____________403-543-551___________________________________________
Telephone                     Fax                  Employer ID/State Tax Number
__COLIN CURWEN_____________________MANAGER-HOSTED SERVICES______________________
Contact                                  Title/Position
__DAVE BOLINK______________________EXECUTIVE ASSOCIATE__________________________
Additional                              Title/Position
__ccurwen@futurelink.net___________www.futurelink.net___________________________
Email Address                           Home Page Address

Hosting Alliance Partner billing address (if different from above):

________________________________________________________________________________
Street
________________________________________________________________________________
City                                    State/Province           ZIP/Postal code
________________________________________________________________________________
Telephone                               Fax
________________________________________________________________________________
Contact                                 Title/Position

Whereas, Great Plains is the developer, owner and licensor of the Great Plains Dynamics Hosting Software (the "Software"); and

Whereas, Hosting Alliance Partner desires to use the Software to provided hosting services to customers directly or through independent resellers.

Now Therefore, the parties agree as follows.

________________________________________________________________________________

1. GENERAL TERMS AND CONDITIONS
________________________________________________________________________________

A. Definitions. "Services" shall mean granting Customers of Hosting Alliance Partner access to the Software under the terms and conditions of the Customer License Agreement attached as Appendix A. "Customer" shall mean any entity in the Territory using the Services and Software for their own internal purposes. "Reseller" shall mean an entity authorized by Great Plains or Hosting Alliance Partner (see Section 2(D) to resell Services to Customers.
B. License From Great Plains. Great Plains hereby grants Hosting Alliance Partner the license to install the Software on an unlimited number of computers in the United States and Canada (the "Territory") for Customers that are registered with Great Plains and to use the Software to provide Services to Customers in the Territory during the term of this Agreement either directly or through independent Resellers.
C. Mutual Appointment
   a. Hosting Alliance Partner Appointment. Hosting Alliance Partner will jointly work with Great Plains to promote and market the Services, directly or through Resellers, to Customers in the Territory during the term of this Agreement. Joint marketing efforts must be mutually agreed upon by the Hosting Alliance Partner and Great Plains.
   b. Great Plains Appointment. Great Plains hereby appoints Hosting Alliance Partner to provide the Services and to promote and market the Services, directly or through Great Plains or Resellers, to Customers in the Territory during the terms of this Agreement.
D. Responsibility Matrix. The parties agree that the Responsibility Matrix attached as Appendix B to this Agreement sets forth the expected division of responsibilities regarding the Services. Each party agrees to use
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   its commercially best efforts to fulfill its obligations under the
   Responsibility Matrix either directly or through appropriate third parties.
E. Non-Exclusivity/Territory. Hosting Alliance Partner's appointment shall be nonexclusive and only for the Services. Such appointment does not constitute a grant of any specific territory or geographical area. Great Plains may increase or decrease the number of Great Plains business associates in the vicinity of Hosting Alliance Partner's location at any time without notice to Hosting Alliance Partner. HOSTING ALLIANCE PARTNER EXPRESSLY AGREES NOT TO EXERCISE ANY OF THE RIGHTS GRANTED IN THIS AGREEMENT FOR ANY PARTY OUTSIDE THE TERRITORY, INCLUDING PARTIES WHICH ARE SUBSIDIARIES OR BRANCHES OF PARTIES LOCATED IN THE TERRITORY. ANY SALES OUTSIDE THE TERRITORY MUST BE APPROVED BY GREAT PLAINS AND MUST BE CONDUCTED BY HOSTING ALLIANCE PARTNER IN ACCORDANCE WITH GREAT PLAINS' MULTINATIONAL SALES POLICY.
F. Independent Entities. Hosting Alliance Partner is an independent contractor and shall at no time have the power [1] to bind Great Plains; [2] to vary any terms, conditions, warranties or covenants made by Great Plains; or [3] to create in favor of any person any rights which Great Plains has not previously authorized in writing. The relationship under this Agreement shall not create any legal partnership, franchise relationship, agency or other form of legal association between the parties which would impose a liability of one party upon the other.

________________________________________________________________________________

2. HOSTING ALLIANCE PARTNER RESPONSIBILITIES
________________________________________________________________________________

A. Rights. Great Plains grants to Hosting Alliance Partner the non-exclusive and non-transferable license to offer the Services to Customers in the Territory either directly or through Resellers. All Software licensed by Hosting Alliance Partner shall be transferred solely through the terms of the appropriate Software License Agreement between the customer and Great Plains as attached as Appendix A and changed by Great Plains from time to time.
B. Naming. Hosting Alliance Partner shall offer the Services under the name:
   FUTURELINK HOSTED SERVICES.
C. Pricing/Fees. Hosting Alliance Partner shall in its discretion establish a reasonable license fee for the use of the Software and shall pay Great Plains the then current fees as charged by Great Plains to Hosting Alliance Partner. For existing contracts the Hosting Alliance Partner has with its customers, in no case can Great Plains Fees be increased more than Consumer Price Index as defined by United States Department of Labor, Bureau of Labor Statistics. Hosting Alliance Partner will pay Great Plains an initial partner fee as outlined in Appendix D ("Pricing and Fees") upon execution of this Agreement. On each anniversary date of this Agreement, Hosting Alliance Partner will pay an annual renewal fee as outlined in Appendix D, payable upon receipt of invoice from Great Plains. Non-payment of the partner fee will automatically terminate this Agreement. Hosting Alliance Partner shall pay Great Plains an initial fee of US$50,000 as follows: US$10,000 within 30 calendar days of execution of this Agreement; US$20,000 within 60 calendar days of execution of this Agreement and US$20,000 within 90 days of execution of this Agreement.
D. Reseller Agreements. Hosting Alliance Partner agrees to have Reseller execute the Reseller Agreement between Great Plains and Reseller attached hereto as Appendix C (the "Reseller Agreement"). Hosting Alliance Partner shall promptly forward two copies of the signed Reseller Agreements to Great Plains for signature. Hosting Alliance Partner may not establish Resellers in any other manner except as otherwise permitted by Great Plains.
E. Customer Agreements. Hosting Alliance Partner agrees to have each Customer execute the Agreement between Great Plains and a Customer attached hereto as Appendix A (the "Customer Agreement"). Hosting Alliance Partner shall promptly forward two copies of the signed Customer Agreements to Great Plains for signature. Hosting Alliance Partner will not license the Services to a Customer prior to execution of the Customer Agreement by Great Plains and such Customer.
F. Ordering/Payment
   a. Ordering. The parties will separately agree on the ordering procedure for Services.
   b. Payment.
      i) All services and Software will be billed by Great Plains and paid in full in advance by Hosting Alliance Partner on a monthly subscription basis.
      ii) If after 30 days, there are amounts still owed to Great Plains and the Hosting Alliance Partner notified Great Plains that some amounts are in dispute, then the disputed amounts must be paid into an escrow account. Upon 15 days after the first 30 days, if the dispute is not resolved, both parties will immediately seek arbitration. If amounts are owed past 30 days and the Hosting Alliance Partner has not notified Great Plains of any disputes, Great Plains will notify the Hosting Alliance Partner that they will begin to notify the Hosting Alliance Partner's customers of potential termination of service. At the end of the 15 day period, if amounts remain unpaid, the Hosting Alliance Partner must discontinue providing services to such Customers.
      iii) At the end of the 45 day delinquency Great Plains shall have the option to transfer such Customers to another partner or provide services itself, upon Customer approval. Hosting
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                    Alliance Partner shall transfer to Great Plains any and all data relating to Great Plains products and documents relating to such Customers.

G. Promotion. Hosting Alliance Partner shall use its best efforts to promote and license the use of the Software. Hosting Alliance Partner shall promptly report and follow up all sales leads.
H. Records. Hosting Alliance Partner shall, during this Agreement, and for a period of one year after the termination of the last customer agreement entered into by Hosting Alliance Partner, maintain records relating to the contracts, invoices, accounts, complaints, and other transactions relating to the Software. Great Plains may directly, or through its agent, at any time during normal business hours and for any reason inspect such records and other financial information. The Customer owns its data. Great Plains owns the Software.
I. Corrupt Practices. Hosting Alliance Partner represents that it will not make any payment or transfer anything of value, directly or indirectly, to any government official or employee; to any officer, director, employee, or representative, or agent of any actual or potential customer; or to any other person or entity if such payments would violate applicable laws.
J. Hosting Alliance Partner Program. Hosting Alliance Partner agrees to comply with the current standard program requirements in the applicable GREAT PLAINS HOSTING ALLIANCE PARTNER PROGRAM, as developed by Great Plains and changed by Great Plains from time to time. These requirements may be changed by Great Plains upon thirty (30) days written notice. Hosting Alliance Partner may request a copy of the current requirements at any time.
K. Conduct. Hosting Alliance Partner shall undertake no acts injurious to the business or goodwill of Great Plains.
L.   Insurance. Hosting Alliance Partner shall maintain during the term of this
     Agreement: [1] all required workers' compensation or similar insurance; and [2] comprehensive general liability insurance. Hosting Alliance Partner shall promptly supply Great Plains with proof of such insurance upon request.
M. Taxes and Fees. Hosting Alliance Partner warrants that it shall be solely responsible for the payment of any taxes, excises, duties, or charges which may arise by virtue of the transactions contemplated hereunder, or shall comply with necessary procedures to claim exemption.
N. Communications. Hosting Alliance Partner must sign on to Great Plains' electronic communication system and execute the online ELECTRONIC DATABASE ACCESS AND LICENSE AGREEMENT prior to using the system.
O. Non-Continuance. In the event a Customer decides not to continue its relationship with Hosting Alliance Partner, Hosting Alliance Partner will notify Great Plains of such non-continuance. Upon non-continuance by the Customer and notification by the Hosting Alliance Partner, no further fees are owed by the Hosting Alliance Partner to Great Plains, based upon the agreed termination date.
P. Support. Hosting Alliance Partner will provide technical support to its Resellers and Customers. Great Plains will provide support only directly to Hosting Alliance Partner under the terms and conditions of the Great Plains Hosting Alliance Partner Program, as amended. Great Plains currently provides the following: Services of a Great Plains Technical Account Manager which will provide:
                    (i)   An introductory 3 day site visit to provide the
                          following:
                          1. Project Team member introduction and contact
                             information
                          2. Hosting Center support methodologies discussion
                          3. Support requirements
                          4. Software/Hardware configuration planning for which
                             the Technical Account Manager will provide detailed documentation.
                    (ii) Proactive calls to address questions and upcoming challenges.
                    (iii) Ongoing System Assessments for additional
                          recommendations and updates.
                    (iv) Product updates and upgrades planning to assist in keeping Customers current on Dynamic releases.
               (b) Status Updates on service requests, problem reports and enhancement requests.
               (c) Unlimited toll-free technical support provided by a defined group of C/S+ Hosting Support Engineers.
               (d)  Two assigned Support Engineers.
               (e) Three hour guaranteed response (during regular office hours) for calls not able to be addressed immediately.
               (f)  Priority status for all incoming support calls.
               (g) Guaranteed availability of additional fee-based support options.
     (b) All travel and accomodation expenses for on-site time spent by the Technical Account Manager and other consultants will be charged to the Housing Alliance Partner. On-site consulting will be billed at regular time and materials rates to be outlined prior to the performance of the work.
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3.   WARRANTY AND LIMITATIONS
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A.   General Warranties. Great Plains represents and warrants to Hosting
     Alliance Partner that [1] it has sufficient right, title and interest in and to the Software to enter into this Agreement; and [2] that all
     Software distributed to Hosting Alliance Partner is free and clear of all liens.
B.   Limitation of Warranties
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    THE ABOVE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES OF ANY KIND,
    EXPRESS OR IMPLIED, REGARDING THE SOFTWARE AND DOCUMENTATION AND ANY SERVICES PROVIDED BY GREAT PLAINS INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    IN NO EVENT SHALL GREAT PLAINS BE LIABLE FOR INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE RELATIONSHIP BETWEEN GREAT PLAINS AND HOSTING ALLIANCE PARTNER EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

    GREAT PLAINS' CUMULATIVE LIABILITY UNDER THIS AGREEMENT, INCLUDING ANY CAUSE OF ACTION IN CONTRACT, TORT OR STRICT LIABILITY, SHALL BE LIMITED TO THE HOSTING ALLIANCE PARTNER FEES PAID BY HOSTING ALLIANCE PARTNER DURING THE 12 MONTHS PRIOR TO SUCH EVENT. GREAT PLAINS' LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL GREAT PLAINS EXPENDITURES TO ADDRESS LIABILITY BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. HOSTING ALLIANCE PARTNER RELEASES GREAT PLAINS FROM ALL OBLIGATIONS, LIABILITIES, CLAIMS OR DEMANDS IN EXCESS OF THE LIMITATION. THE PARTIES ACKNOWLEDGE THAT OTHER PARTS OF THIS AGREEMENT RELY UPON THE INCLUSION OF THIS SECTION AND THE RESULTING ALLOCATION OF RISKS.

C. Hosting Alliance Partner Actions. Great Plains shall have no obligation to any party under any warranty given by Hosting Alliance partner, its agents or employees. Hosting Alliance Partner shall not make any representation or warranty with respect to the Great Plains products other than those stated by Great Plains in its written warranty, documentation and literature.

D. Hosting Alliance Partner Indemnification. Hosting Alliance Partner agrees to indemnify Great Plains and to hold it harmless from and against any loss, damage, claims or demands whatsoever arising out of Hosting Alliance Partner's activities.

E. Complaints. Hosting Alliance Partner shall make all reasonable efforts to handle all incidents of customer complains or demands regarding the Software and shall report promptly to Great Plains all such incidents. Hosting Alliance Partner shall make no warranty repairs on the Software and shall instruct customers to contact Great Plains.

4.  CONFIDENTIALITY

    Hosting Alliance Partner agrees not to disclose any confidential information received from Great Plains in any form to any employees who do not have a specific need to use such information or to any outside party (including contractors) without Great plains' prior written consent. All employees or contractors who receive such Great Plains confidential information must be bound by written agreement not to disclose such information to any other party. Hosting Alliance Partner acknowledges that the unauthorized disclosure or use of Great Plains confidential information would cause irreparable harm and significant injury to Great Plains that may be difficult to compensate. Accordingly, Hosting Alliance Partner agrees that Great Plains will have the right to seek and obtain temporary and permanent injunctive relief in addition to any other rights and remedies it may have. The obligations of confidentiality shall not apply to information which (1) is in public domain at the time of disclosure, (2) has been released by Great Plains without restrictions, (3) has been lawfully obtained by Hosting Alliance Partner from a third party under no obligation of confidentiality, or (4) is independently developed by employees of Hosting Alliance Partner without access to the confidential information.

5.  TRADEMARKS

A. Definition. "GPS Trademarks" means any and all current or future company names, product names, marks, logos, designs and other designations or brands used by Great Plains in connection with its products and services and all marks similar thereto.

B. License. Great Plains grants Hosting Alliance Partner the right to use the GPS Trademarks solely for the purpose of distributing and marketing the software, provided that Hosting Alliance Partner: (1) uses the appropriate GPS Trademarks for the corresponding Software; (2) identifies all GPS Trademarks are registered trademarks of Great Plains Software, Inc.; (3) take reasonable steps to modify all objectionable uses of the GPS Trademarks; and (4) complies with the then CURRENT GPS TRADEMARK AND LOGO POLICIES. Great Plains reserves the right to revoke or limit the use of GPS Trademarks at any time upon reasonable notice.

C. Ownership. Hosting Alliance Partner acknowledges that Great Plains is the sole owner of the GPS Trademarks and nothing herein shall grant to Hosting Alliance Partner any right or interest in the GPS




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    Trademarks. Hosting Alliance Partner shall not register, or attempt to register, any GPS Trademarks or any marks confusingly similar thereto in any jurisdiction.

D. Limitations. Except as stated above, Hosting Alliance Partner is granted no right, title, license or interest in the GPS Trademarks. Hosting Alliance Partner acknowledges Great Plains' rights in the GPS Trademarks and agrees that any and all use of the GPS Trademarks by Hosting Alliance Partner shall inure to the sole benefit of Great Plains. Hosting Alliance Partner agrees that it shall take no action inconsistent with Great Plains' ownership of the GPS Trademarks and agrees not to challenge Great Plains' rights in or attempt to register any of the GPS Trademarks, or any other name or mark owned or used by Great Plains or any mark confusingly similar thereto. If at any time Hosting Alliance Partner acquires any rights in, or any registration or application for, any of the GPS Trademarks by operation of law or otherwise, it will immediately, upon request by Great Plains and at no expense to Great Plains, assign such rights, registration, or applications to Great Plains, along with any and all associated goodwill.

E. Notification. Hosting Alliance Partner shall promptly notify Great Plains of any use by any third party of GPS Trademarks or any use by such third parties of similar marks which may constitute an infringement or passing off of GPS Trademarks. Great Plains reserves the right, in its sole discretion, to institute any proceedings against such third party infringers and Hosting Alliance Partner shall refrain from doing so itself. Hosting Alliance Partner agrees to cooperate fully with Great Plains in any action taken by Great Plains against such third parties, provided that all expenses of such action shall be borne by Great Plains and all damages which may be awarded or agreed upon in settlement of such action shall accrue to Great Plains.

6. PROPRIETARY RIGHTS

A. Ownership. Hosting Alliance Partner understands and agrees that Hosting Alliance Partner takes title only to the media on which the Software is provided. Title in and ownership of all copies of Great Plains' products and documentation, GPS Trademarks and all property rights therein, shall remain at all times vested in Great Plains. Hosting Alliance Partner acknowledges that the Software is protected by domestic and international copyright and other forms of proprietary rights and agrees not to copy or otherwise reproduce, modify, adapt, translate, reverse engineer, decompile, disassemble or create derivative works based on the Software or the documentation.

B. No Right Granted. No provision in this Agreement shall be interpreted as an assignment or grant to Hosting Alliance Partner of any right, title or interest in the Software, documentation or GPS Trademarks.

C. Protection. Hosting Alliance Partner agrees to take any reasonable step necessary to protect the proprietary rights of Great Plains and its suppliers or licensors, including, but not limited to, the proper display of copyright, trademark, trade secret and other proprietary notices on any copies of the Tools. Hosting Alliance Partner must reproduce and include any such notices, other legends and logos on any backup copies.

D. Copyright Notice. Hosting Alliance Partner agrees not to remove and shall reproduce and include all copyright notices or confidential or proprietary legends in and on all copies of Great Plains products or documentation. Any printed reference to Great Plains' products must include the following notice (or such notice as required by Great Plains) with [YEAR] being the then current year:
     (COPYRIGHT)GREAT PLAINS SOFTWARE, INC. [YEAR]. ALL RIGHTS RESERVED.

E. Breach. Hosting Alliance Partner understands and agrees that the protection of Great Plains' rights in and to the Software, documentation and GPS Trademarks and the prevention of any unauthorized copying, reproduction, modification, adaptation, translation, reverse engineering, decompilation, disassembly and creation of derivative works, is of the essence of this Agreement and that any failure on its part, however minor, to discharge its obligations shall constitute a material breach of this Agreement.

7. TERM AND TERMINATION

A. Term. This Agreement shall enter into effect on the date it is signed by both parties.

B. Termination. This Agreement shall terminate [1] automatically in the event Hosting Alliance Partner breaches any provision of this Agreement or fails to comply with the provisions of the Great Plains Hosting Alliance Partner Program, or [2] automatically in the event that Hosting Alliance Partner is the subject of a proceeding in bankruptcy, is placed in receivership, or enters into an arrangement for the benefit of its creditors; or [3] for any reason, upon one hundred and eighty (180) day notice by either party to the other party. Except as otherwise provided in this agreement, upon termination the Hosting Alliance Partner can maintain its existing customers under the terms of this agreement, but in no case shall this term exceed 36 months from the date of termination of this agreement. New customers can not be acquired.

C. Rights. Upon termination or expiration of this Agreement, all rights granted to Hosting Alliance Partner shall immediately cease and Hosting Alliance Partner shall immediately return to Great Plains all confidential information provided by Great Plains. Upon request by a Customer, Hosting Alliance Partner shall transfer to Great Plains any and all data and documents relating to such Customer.

D. No Compensation. Neither party shall be liable to the other for damages, losses, or expenses of any kind or character on account of the termination of this Agreement, whether such damage, loss, or expense may arise from the loss of prospective customers of Hosting Alliance Partner, or expenses incurred or investments made in connection with the establishment, development, or maintenance of Hosting Alliance Partner's business. Termination or expiration shall not affect any claim, demand, or liability of any party created or arising hereunder prior to such time.
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8.  FORCE MAJEURE
--------------------------------------------------------------------------------
A. Definition. "Force Majeure" shall mean any event or condition not reasonably within the control of either party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder or which renders the performance of such obligations so difficult or costly as to make such performance commercially unreasonable.
B. Notice. Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure. The other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.
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9. NOT FOR RESALE SOFTWARE
--------------------------------------------------------------------------------
A. NFR Software. Hosting Alliance Partner may acquire Software to be used for internal accounting and demonstration purposes in Hosting Alliance Partner's direct business as it relates to software. Such "Not For Resale Software" shall be for Hosting Alliance Partner's internal use only and shall not be relicensed or transferred or made available to any other party by any means under any condition.
B. Limitation. Hosting Alliance Partner may not make any copies of the NFR Software or install or transfer the NFR Software to any party or allow any third party to use the NFR Software.
C. No Credit. Hosting Alliance Partner agrees there are no return for credit privileges on Not For Resale Software modules.
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10. ASSIGNMENT
--------------------------------------------------------------------------------
    This Agreement is not assignable by Hosting Alliance Partner without prior written consent by Great Plains. In the event Hosting Alliance Partner changes its legal structure or undergoes a substantial change in ownership of its stock or other ownership interest, Great Plains shall have the right to approve of the new entity. Such approval will not be unreasonably withheld. Great Plains may assign this Agreement and its interest in the Software to any party without the consent of Hosting Alliance Partner. This Agreement shall inure to the benefit of any successor of Great Plains and shall not be affected by any change in the ownership or control of Great Plains. Hosting Alliance Partner shall re-apply for a new Hosting Alliance Partner agreement in the event Hosting Alliance Partner changes its legal structure or name.
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11. MISCELLANEOUS
--------------------------------------------------------------------------------
A. Complete Agreement. THIS AGREEMENT AND THE PROVISIONS OF THE CURRENT HOSTING ALLIANCE PARTNER PROGRAM, AS AMENDED FROM TIME TO TIME, CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PREVIOUS AGREEMENTS BY AND BETWEEN GREAT PLAINS AND HOSTING ALLIANCE PARTNER AS WELL AS ALL PROPOSALS, ORAL OR WRITTEN AND ALL PRIOR NEGOTIATIONS, CONVERSATIONS OR DISCUSSIONS BETWEEN THE PARTIES RELATED TO THIS AGREEMENT. HOSTING ALLIANCE PARTNER ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY ANY REPRESENTATIONS OR STATEMENTS, ORAL OR WRITTEN, NOT EXPRESSLY CONTAINED HEREIN.
B. Amendment. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written amendment signed by the parties hereto.
C. Unenforceability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, such provision shall be considered severable from this Agreement and the remaining provisions shall continue in full force and effect. The parties will replace a severed provision by a provision which is closest to the intent of the parties.
D. Notices. Notices permitted or required to be given hereunder shall be deemed sufficient if given [1] by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses above or such other addresses as the respective parties may designate by like notice from time to time, or [2] by international courier, telex or telegram, or telefax to the telefax number above. Any notice shall be deemed effective when received by the receiving party.
E. Governing Law and Jurisdiction. This Agreement is made and executed by Hosting Alliance Partner and Great Plains in Cass County, North Dakota. Hosting Alliance Partner consents to the jurisdiction by the Courts of

   Cass County, North Dakota, in connection with any dispute arising between the parties. The Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.
F. Counterparts. This Agreement shall be executed in two or more counterparts in the English language and each such counterpart shall be deemed an original hereof.
G. Waiver. No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.
H. Government. If Hosting Alliance Partner is acting on behalf of any unit or agency of the united States Government, the following provisions apply; [1] Any products Hosting Alliance Partner acquires under this Agreement for or on behalf of the United States Government are provided to the United States of America with RESTRICTED RIGHTS. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph
   (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.277-7013 and paragraph (d) of the Commercial Computer software-Restricted Rights clause at FAR 52.227-19; [2] Great Plains grants Hosting Alliance partner the right to transfer Software to the United States government subject to the following restrictions. With the exception of the Department of Defense, you will not distribute Software to the United States of America except (i) on terms at least as restrictive as those set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer
   Software clause at DFARS 252.227-7013 and paragraph (d) of the Commercial Computer Software-Restricted Rights clause at FAR 52.227-19, and (ii) in compliance with particular department or agency acquisition regulations that provide Great Plains protection at least equivalent to that provided by the above-referenced DFARS and FAR provisions.
I. Export Restrictions. Hosting Alliance Partner expressly agrees to neither directly or through third parties export or transmit any Software to any country to which such export or transmission is restricted or prohibited by applicable regulations or statutes.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date below.

Great Plains Software O.C., Inc.


--------------------------------------------------------

/s/ RALPH J. MEHNERT-MELAND, ESQ.
--------------------------------------------------------
Signature

Ralph J. Mehnert-Meland, Esq.
--------------------------------------------------------
Print Name

General Counsel
--------------------------------------------------------
Title

Hosting Alliance Partner

/s/ CAMERON CHELL
--------------------------------------------------------
Signature

Cameron Chell
--------------------------------------------------------
Print Name

CEO
--------------------------------------------------------
Title

Oct 26/98
----------------------------------
Date

                                                                      APPENDIX A



[LOGO]          DYNAMICS C/S+ HOSTING SOFTWARE LICENSE AGREEMENT


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   DO NOT ALTER OR AMEND THIS AGREEMENT IN ANY MANNER WITHOUT CONSENT OF GREAT
         PLAINS. ANY ALTERATIONS OR AMENDMENTS WITHOUT SUCH CONSENT WILL
            VOID THIS AGREEMENT AND YOUR LICENSE TO USE THE SOFTWARE.
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This Hosting Software License Agreement ("Agreement") is entered into by and between Great Plains Software O.C., Inc. ("Great Plains") and the undersigned licensee ("Licensee").

1.    DEFINITIONS

      (a) "Software" means the Great Plains software products to which access is provided to Licensee by Great Plains or its authorized hosting service provider ("Service Provider"). Such Software may be physically loaded at Licensee's or a third party location.

      (b) "Documentation" means any user and technical documentation for the Software provided by Great Plains in electronic or printed format.



2. LICENSES

      (a) Grant of License. Great Plains grants Licensee the non-exclusive and non-transferable right, subject to the terms and conditions of this Agreement, to

            (i) access and use the Software, provided the number of Software instances running concurrently is limited to the number of users specified in Appendix A; and

            (ii)  use the associated Documentation,

      (b) Ownership. Great Plains (or its licensor, in the case of any incorporated third party software) retains ownership in the Software and Documentation (including all copies thereof) and all rights not specifically granted to Licensee in this Agreement.

      (c) Designated Server Computer. In the event the Software is located at Licensee's site, Licensee may only execute the Software on the computer designated in Appendix A ("Designated Server Computer") or in a "cluster" which includes the Designated Server Computer. Use in a cluster is only permitted if there is only one cumulative installation of the Software actively in use at any one time. Licensee shall notify Great Plains in advance in the event it intends to relocate or change the Designated Server Computer. Licensee may not have more than one active installation of the Software on the Designated Server Computer or a cluster unless Licensee purchases additional Software licenses. More specifically, no function, such as database administration, or feature, such as database schema, of the Software may be performed or used on a computer other than the Designated Server Computer.

      (d) Sublicensing/Transfer. The rights of Licensee shall not include the right to grant sublicenses or transfer (including transfer by rental) the Software or Documentation or the right to use these to benefit any third party. Any attempt to grant sublicenses or transfer any rights shall be considered a breach of this Agreement by Licensee.

      (e) Restrictions on Use. Licensee may use the Software and Documentation only in the conduct of its own business and shall not directly or indirectly use the Software to process the work of any third party or for any personal uses. Licensee may use the Software to process accounting data for other Companies, as defined in this Section. "Company" shall mean one or more corporations, partnerships, sole proprietorships or other accounting entities, each of which is controlled by or under common control with the company to whom this license is granted and each of which has its own set of accounting records. "Control" of any entity means ownership of at least 50% of the shares entitled to elect the board of directors or other management relationship sufficient to control the entity's business policies and activities. The Software may not be used to process the accounting data of any entity that is not one of the Companies so defined and may not be used to operate a service bureau. Any unauthorized use of the Software will not only automatically void this license but also subject Licensee and others to legal claims by Great Plains for copyright infringement and unauthorized use, including claims for injunctive relief and monetary damages.

      (f) Decompilation. Licensee shall not disassemble, decompile or otherwise reverse engineer the Software except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

      (g) Export Controls. Licensee agrees and certifies that no technical data received from Great Plains, nor the direct product thereof, will be shipped, transferred or exported, directly or indirectly, to any country in violation of any applicable law, including the United States Export Administration Act and the regulations thereunder.

      (h) Reference. Licensee agrees to be listed in Great Plains' public customer list.

3.    PROPRIETARY RIGHTS AND CONFIDENTIALITY

      Ownership. All title and rights of ownership in the Software and Documentation remain with Great Plains and/or its suppliers or licensors and are protected by applicable copyright, patent, trademark or trade secret laws. Licensee agrees to take any reasonable step necessary to protect the proprietary rights of Great Plains and its suppliers or licensors in the Software and Documentation, including, but not limited to, the proper display of copyright, trademark, trade secret and other proprietary notices on any copies of the Software or Documentation. Licensee must reproduce and include any such notices, other legends and logos on the backup copies. Licensee must keep the Software free and clear of any claims, liens and licenses by third parties.

4.    U.S. Government Restricted Rights

      If Licensee is acting on behalf of any unit or agency of the United States Government ("Government"), the following provisions apply:

      (i) The Software and documentation are provided to the Government with RESTRICTED RIGHTS;

      (ii) (ii) USE, DUPLICATION OR DISCLOSURE BY THE GOVERNMENT IS SUBJECT TO RESTRICTIONS AS SET FORTH IN SUBPARAGRAPH (c)(1)(ii) OF THE RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE CLAUSE AT DFARS 252.227-7013 AND SUBPARAGRAPH (c)(2) OF THE COMMERCIAL COMPUTER SOFTWARE - RESTRICTED RIGHTS CLAUSE AT FAR 52.227-19.

5.    TERM AND TERMINATION

      (a) Term. The licenses granted under this Agreement shall commence at the time both parties have caused this Agreement to be signed by their representatives and shall continue until terminated in accordance with the provisions of this Agreement.

      (b) Termination. Licensee may terminate this Agreement by destroying or returning to Great Plains the Software and the Documentation and all copies thereof. Great Plains may immediately terminate this Agreement if Licensee breaches any material representation, warranty, obligation or provision of this Agreement and does not cure such breach within thirty (30) days of Great Plains' written notification to Licensee of such breach. Upon termination, Licensee, at the option of Great Plains, shall either promptly return to Great Plains all copies of the Software and Documentation in Licensee's possession or destroy all such copies, and shall certify in writing that all such copies have been destroyed.

6.    LIMITED WARRANTY

      (a)   Limited Warranties.

            (i) Product Warranty. Great Plains warrants that, for a period of ninety (90) days from the date of this Agreement, the Software will substantially conform to the Documentation, provided that it is properly used on the computer hardware and with the operating system for which is was designed.

            (ii) Title Warranty. Great Plains warrants that it is the owner or authorized licensee of the Software or has the rights to license the Software to Licensee.

            (iii) Year 2000 Warranty. Great Plains warrants that all
                  date-related functions of the Software will accurately reflect the change from the year 1999 to the year 2000 and beyond, including leap year calculations, provided that the hardware, third party software and operating system used with the Software accurately reflect the change and do not affect the Software.

      (b) Remedies. Great Plains' entire liability and Licensee's exclusive remedy relative to the Software shall be for Great Plains, at its option, to either: a) replace the Software that does not meet the limited warranty described above; or b) attempt to correct any errors which Licensee finds in the Software during the warranty period and which prevent the Software from substantially performing as described in the Documentation. Any replacement Software will be warranted for a period of ninety (90) days from the date such replacement Software is delivered to Licensee.

      (c) Limitations. The above warranties are null and void if Licensee or any third party modifies or changes its copy of the Software in any way beyond the scope of the Dynamics C/S+ Modifier or the customization options contained in the Software, or if failure of the Software has resulted from accident, abuse or misapplication. In order to receive and maintain the warranties, Licensee must (i) use the Software in accordance with the Documentation; (ii) use the Software on the hardware and with the operating system for which it was designed; and (iii) use only qualified personnel to operate the system and the hardware. Great Plains will not be required to maintain compatibility between the Software and software not specified in this Agreement, including, but not limited to, versions of Software other than those listed in this Agreement. Great Plains does not warrant that the functions contained in the Software will meet Licensee's requirements or that the operation of the Software will be uninterrupted or error-free or that all defects will be corrected.

(d) Exceptions. The warranties do not apply to errors or malfunctions caused by (i) machine malfunction; (ii) equipment or software not licensed in this Agreement; (iii) use of incorrect procedures or data by Licensee; or
      (iv) any other cause not attributable to Great Plains.

(e) Duty to Inform. If Licensee believes that the Software is not substantially performing in accordance with the Documentation, Licensee will immediately notify Great Plains in writing regarding any such non-performance and will provide a listing of output and such other data as may be required by Great Plains to reproduce operating conditions as existed when the non-performance occurred.

(f) Infringement/Indemnification. Great Plains shall defend or otherwise dispose of, at its sole cost and expense, any claim, suit or proceeding brought against Licensee which alleges that the Software, as delivered and used in accordance with the terms of this Agreement, infringes any patent or copyright, and to pay the amount of any judgment or settlement, provided that Licensee gives Great Plains prompt written notice of such claim, suit or proceeding and gives Great Plains full information and reasonable assistance in its defense or settlement. Great Plains shall be entitled to direct such defense and to settle or otherwise dispose of such claim, suit or proceeding as it sees fit. If an injunction is obtained in such action against Licensee's use of the Software, Great Plains shall, at its option and expense, either (1) obtain for Licensee the right to continue to use the Software; or (2) replace the Software with a product with substantially equivalent functionality; or (3) modify the Software so that it becomes non-infringing, while maintaining substantially equivalent functionality; or, if (1), (2) or (3) above are not practical, terminate this Agreement and reimburse Licensee for the Software license fees actually paid by Licensee to Great Plains, less an allowance for amortization over a 48-month period, straight-line method, beginning with the date the Software is delivered to Licensee, Licensee's cooperation with Great Plains at Great Plains' request, in accordance with this Section, shall be at Great Plains' expense, which shall include the reasonable costs of Licensee's initial consultation with its attorney. No other costs or expenses shall be incurred for the account of Great Plains without Great Plains' prior written consent. Licensee may participate with Great Plains in Licensee's own defense in such claim, suit or proceeding, at Licensee's option and at Licensee's sole expense.

      Licensee agrees to defend and hold harmless Great Plains and its officers and employees against any loss, cost or expenses incurred as a result of a claim based on modifications to the Software made by or for Licensee without Great Plains' prior written approval.

7.    DISCLAIMER OF WARRANTY

      (a) EXCEPT AS STATED ABOVE, GREAT PLAINS MAKES NO OTHER WARRANTIES REGARDING THE SOFTWARE OR DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS THE WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR
            MERCHANTABILITY, AND ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

      (b) Any statements made by a dealer or any other third party other than Great Plains are not warranties and cannot be relied on by Licensee.

      (c) Great Plains shall not be liable for any claimed non-conformance of the Software under Article 35(2) of the United Nations Convention on Contracts for the International Sale of Goods, even if that Convention were to be determined applicable to this Agreement and the underlying transactions.

8.    LIMITATION OF LIABILITY

      IN NO EVENT SHALL GREAT PLAINS OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION OR DELIVERY OF THE SOFTWARE OR THE DOCUMENTATION BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, LOSS OF BUSINESS, LOSS OF PROFITS, LOSS OF GOODWILL OR TORTIOUS CONDUCT RELATING TO, CAUSED BY OR ARISING OUT OF ANY BREACH OF OBLIGATIONS OR DELAY IN DELIVERY OF SOFTWARE OR DOCUMENTATION UNDER THIS AGREEMENT OR FROM LICENSEE'S USE OR INABILITY TO USE THE SOFTWARE, EVEN IF GREAT PLAINS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES.

      SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES SO THE ABOVE LIMITATION MAY NOT APPLY TO LICENSEE.

      ANY DAMAGES THAT GREAT PLAINS IS REQUIRED TO PAY FOR ANY AND ALL CAUSES, WHETHER FOR NEGLIGENCE, BREACH OF CONTRACT OR OTHERWISE, REGARDLESS OF THE FORM OF ACTION, SHALL, IN THE AGGREGATE, BE LIMITED TO THE PRICE PAID BY LICENSEE TO GREAT PLAINS FOR THE SOFTWARE.

9.    ARBITRATION

      (a) Disputes. Any dispute, controversy, cause of action, or claim, of any kind or nature whatsoever, whether legal or equitable, including, but not limited to, claims sounding in contract, torts or products liability and claims based upon alleged violations of consumer protection laws, which arise out of or relate to (1) this Agreement, or the breach, termination or invalidity of this Agreement, (2) the sale, installation, modification or use of the Software sold, or (3) any services rendered in connection with the sale, installation, modification or use of the Software shall be finally and exclusively settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association in effect on the date of this Agreement by one (1) arbitrator appointed in accordance with such Rules. The place of arbitration shall be Fargo, North Dakota. Judgment upon the award of the arbitrators may be entered in any court having jurisdiction thereof.

      (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to the choice of law or conflict of law principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

10.   GENERAL TERMS AND CONDITIONS

      (a) Relationship. This Agreement does not make either party hereto the employee, agent or legal representative of the other party for any purpose whatsoever. Neither party hereto is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to this Agreement, each party hereto shall act as an independent contractor.

      (b) Assignment. Licensee shall not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Great Plains. This Agreement shall inure to the benefit of and shall be binding on the successors of the parties. This Agreement and the rights and obligation arising hereunder shall not be affected by any change in the corporate structure or ownership of the parties.

      (c) Notices. All notices permitted or required to be given hereunder shall be delivered personally or sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses of the parties hereto as set forth above or to such other addresses as the parties may designate by like notice from time to time. Notices so given shall be effective (a) upon the date of personal delivery, (b) if sent by telecopy, concurrently with the transmission thereof if the sender's machine produces a transmission report without notice of a communication fault, (c) on the third
            (3rd) business day following the date on which such notice is mailed by registered or certified mail.

      (d) Entire Agreement. This Agreement, including Appendix A attached hereto and by this reference made an integral part hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all previous proposals, oral or written, express or implied, and all negotiations, conversations or discussions heretofore had between the parties hereto related to the subject matter of this Agreement.

      (e) Amendment. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a writing signed by both parties hereto.

      (f) Severability. In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement, and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions hereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from, the remainder of this Agreement.

      (g) Waiver. No failure by either party hereto to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

11.   NO AGENCY OR PARTNERSHIP RELATIONSHIP

      Licensee recognizes and acknowledges that any distributor or authorized reseller of Great Plains, through which Licensee has acquired Great Plains' Software or obtained services related to Great Plains' Software, is not the agent or the partner of Great Plains. Rather, any such distributor or authorized reseller is an independent company, person, or entity with no authority to bind Great Plains or to make representations or warranties on behalf of Great Plains. In this regard, as stated in paragraphs 6, 7 and 11 of this Agreement, Great Plains makes no representation or warranties regarding its software except as expressly set forth in this Agreement.

12.   EXCLUSIVE AGREEMENT

      Licensee agrees that the terms and provisions of this Agreement shall solely and exclusively govern the relationship between Licensee and Great Plains. To the extent that the terms and conditions of this Agreement conflict with any other written or oral statements or representations made by Great Plains including, but not limited to, any statements and representations set for the in the License Agreement contained in shrink-wrapped packages of the Software or in electronic on-line license agreements, the terms and provisions of this Agreement shall be controlling.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the last date indicated below.

GREAT PLAINS SOFTWARE O.C., INC.                                      (Licensee)
                                             -------------------------

By:                                          By:
   --------------------------------             --------------------------------

Title:                                       Title:
      -----------------------------                -----------------------------

Date:                                        Date:
     ------------------------------               ------------------------------

                                             Licensee's Place of Business:

                                             -----------------------------------

                                             -----------------------------------
                                             Tel:
                                                 -------------------------------
                                             FAX:
                                                 -------------------------------

                                   APPENDIX A

                  LICENSED SOFTWARE AND DESIGNATED COMPUTER(S)



NUMBER OF CONCURRENT ACCOUNTING SYSTEM USERS:
                                             ---------------

DESIGNATED SERVER COMPUTER:

    Manufacturer:                                 Model #:
                 ---------------------------              ----------------------

    Operating System:                             Version:
                     -----------------------              ----------------------

    Address of Designated Computer Site:

          ----------------------------------------

          ----------------------------------------

          ----------------------------------------

    Contact:
            --------------------------------------
     Tel.:
          ----------------------------------------
     FAX:
         ------------------------------------------

            RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES



                                                                      APPENDIX B

                        RESPONSIBILITY MATRIX DEFINITIONS

                   GREAT PLAINS & FUTURELINK HOSTING SERVICES

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The following definitions will BE used to describe the relative roles and responsibilities of FUTURELINK, Great Plains Software, and Business Partners.

      1) PERFORM-Primary responsibility and ownership for ensuring that work is completed in accordance with contract.

      2) ASSIST-Secondary responsibility which includes the contribution of skill, resources and/or tools to complete the task (s), in accordance with the contract.

      3) RQMTS-Primary responsibility to define technical specifications, workload estimates and/or alternative evaluation in order to define "what" is to be done - and "implications" to existing contractual terms.

      4) APPROVE-Accepts/Agrees with workload definition and resource implications, that may or may not be within contractual scope. For process definition, APPROVE means approval of the process to be implemented.

      5) RECOMMEND-Responsibility to define technical specifications or alternative evaluation in order to define "what" is to be done, in accordance with the contract.

      6) N/A - Not within the scope of this proposal. However, additional services may be available from FUTURELINK under a separate proposal.

      7)    PM - Project Manager

      8)    CREDITCO. - FUTURELINK Credit Corp

      9)    TBD - To be Determined

           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES



                                                                           RESPONSIBILITY                 BUSINESS
                                                                               FLINK           GPS        PARTNER      CUSTOMER
                                                                           --------------      ---        --------     --------
OPERATIONS FUNCTIONS
- Develop Standard Operations procedures, run books and scripts               Perform
- Document Procedures and reporting                                           Perform
- Standard Daily Data base Backups (automated scripts)                        Perform                                   Assist
- Standard quarterly full system Backups                                      Perform                                   Assist
- Perform weekly Citrix reboot*                                               Perform
Startup console                                                               Perform
Console Responses                                                             Perform
Shut Down Console Perform                                                     Perform
Monitor Systems 8X5 and on call 24x7                                          Perform
DISK MANAGEMENT
- Develop Disk requirements/administrator volume groups                       Perform                                   Assist
- Develop requirements for non administrator volume groups                    Perform                                   Assist
- Develop requirements for file systems                                       Perform                                   Assist
- Review disk requirements/administrator groups                               Perform                       Assist
- Review disk requirements for non-administrator groups                       Perform                       Assist
- Layout and create file system                                               Perform          Assist
- Document file system config                                                 Perform                       Assist
SERVER TASKS
- Second Level NT Technical support                                           Perform
- Citrix support                                                              Perform
- WTS/Metaframe future support                                                Perform
- Define server to FUTURELINK delivery tools & procedures                     Perform
- Bridge to customer LAN                                                      Perform                       Assist
- Configure customer LAN                                                      Perform                       Assist
- Verify OS requirements and layout at customer site                          Perform                       Assist
- Implement and test OS at customer site                                      Perform                       Assist
- Ongoing OS review                                                           Perform
- Install OS                                                                  Perform
- Install and quick test PD tools an scripts                                  Perform
- Administer DNS server                                                       Perform
- Configure DNS server                                                        Perform
- Ongoing maintenance                                                         Perform
CENTRALIZED BACKUP SERVICE
System Recovery                                                               Perform
Common Procedures                                                             Perform
Backup and Recovery Management Process                                        Perform
Backup Integrity Testing                                                      Perform
Data Restores including SQL databases (FutureLink has ownership, they         Perform
will support the entire process up to but not including on site support)
Install NT backup software                                                    Perform
Establish customer backup schedule                                            Perform

           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

Implement supplemental support tools                                       Perform
Test backup and recovery process                                           Perform
????te documentation                                                       Perform
????ge off-site storage of backups - optical disks                         Perform
Local tape library                                                         Perform

Off-site tape vault storage                                                Perform

System log files and Systems files                                         Perform
Database files                                                             Perform

-Order tapes for data center                                               N/A
-Order tapes for customer (after initial 30)                                                          Perform
-Load tapes for backups                                                    Perform                    Perform
-Prepare tapes for off-site pickup                                         Perform                    Perform
TAPE STORAGE
-Local tape library                                                        Perform
-Off-site vault storage                                                    Perform
HARDWARE INSTALLATION AND UPGRADES
-Procure offering servers and other H/W and S/W and associated licenses.   Perform/TBD
-Project Planning                                                          Perform       Assist
-Scheduling                                                                Perform       Assist
-Requirements                                                              Perform       Assist
-Facility Requirements at Data Center                                      Perform
-Configuration Management at Data Center                                   Perform
-Hardware Installation at Data Center                                      Perform
-HW & SW Vendor Management (ordering process)                              Perform/TBD
-Order data center only H/W & S/W                                          Perform

INVENTORY MANAGEMENT
-Hardware Owner of data center equipment                                   Perform
-Hardware Owner of offering equipment                                                    Lease from
                                                                                          Creditco
-Hardware Inventory Documentation                                          Perform
-Software Inventory Documentation                                          Perform
-Asset Inventory Review                                                    Perform
HARDWARE MAINTENANCE (CONTRACT MANAGEMENT)
-Follow the Preventative Maintenance Schedule                              Perform
-Maintenance contract for all server and associated licenses and           Perform
peripheral equipment at the FUTURELINK data center
-Dispatch maintenance vendor
HARDWARE INSTALLATION AND UPGRADES AT CUSTOMER SITE
-Define customer HW/SW requirements                                        Perform       Perform
-Procure PCs and other H/W and S/W and associated licenses and             Perform
upgrades
-Schedule customer site installation                                       Assist                     Perform
-Setup Hardware and burn-in software                                       Perform                    Perform

            RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

- Ship hardware                                                            Perform
- Facility Requirements at customer site                                   Perform                   Assist     Perform
- Configuration Management at customer site                                Perform
- Hardware installation at customer site                                   Perform
- Request purchase Order machines for customer                                           Perform                Approve

INVENTORY MANAGEMENT FOR CUSTOMER
- Hardware Owner                                                                                                Perform/CREDITCO.
- Hardware Inventory Documentation                                         Perform.
- Software Inventory Documentation                                         Perform.
- Asset Inventory Review and system updates                                Perform/PM

CAPACITY PLANNING
- Monitor & Data Collection (CPU, Memory and Disk utilization)             Perform

REPORTING
- Recommendations                                                          Perform
- Disk Utilization                                                         Perform
  "Early Warning" Alerts                                                   Perform
  - CPU                                                                    Perform
  - DASD                                                                   Perform
- Manage Internal Reporting Server (when implemented)                      Perform
- Use Internet based reporting server                                                                Perform    Perform

BUSINESS PLANNING
- Define key business factors                                                                        Assist     Perform

FORECASTING CHANGES IN CAPACITY                                                                      Assist     Perform

APPLICATION PERFORMANCE TUNING (GREAT PLAINS DYNAMICS - LINE
OF FINANCIAL PRODUCTS) (THE APPLICATION)
- Set Performance Expectations                                                           Assist      Perform
- Define Service Level Requirements                                        Perform       Assist
- Monitor & Data Collection                                                Assist                    Perform
- Analyze Data                                                             Perform       Assist
- Make Recommendations                                                                   Perform
- Develop, test and Implement Application Improvements                     Assist        Perform
- Second Level Application support                                         Assist        Perform
- Second level database support                                            Perform       Assist
- Load ISV software                                                        Perform       Assist
- Application Installation (Gold CD Image)                                               Assist
- Application customization /ISV integration                                             Recommend   Perform

APPLICATION DATA PURGES
- Data Files                                                               Perform                   Assist     Rqmts Approve
NT Log File Data Purges                                                    Perform
- Defragment Disks (automatic script)                                      Perform

PROBLEM MANAGEMENT
Receive, log, track and report on the first call or report on a Problem    Perform                   Assist
HELPDESK - level 1
- Provide 5 x 11 M-F & 4 Hrs on Saturdays                                  Perform       Assist      Assist

           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

- Application Specific problems - level 2                       Perform   Assist
- Operating System/Hardware                           Perform
- Business Specific problems                                              Perform
- Develop scripts                                     Perform
- Finalize call outs/contacts                         Perform
- Follow-up resolution on FUTURELINK owned            Perform
  problems
- Follow-up on application related problems                     Perform
  owned by GPS
- Update procedures                                   Perform   Assist    Assist
- Problem escalation management                       Perform   Assist
- Provide level 1&2 support for WIN95,                Perform
  MS Office or other
- Provide problem source identification               Perform   Assist

PROBLEM RESOLUTION

- Application Specific                                          Perform   Assist
- Operating System                                    Perform
- Hardware dispatch of Vendor                         Perform
- SQL data base specific                              Perform
- Level 2 SQL DBA support to FUTURELINK DBA           Perform   Assist
- Dispatch of Vendor for SQL (FUTURELINK L3-)         Perform
- Customer or data center site repair                 Perform
- Business issues                                                         Assist   Perform
- Support Functions (capacity, scheduling,            Perform             Assist
  trend analysis, measurements, defect prevention,
  service level reporting)
- Productivity tools and enhancements (call           Assist    Perform   Assist
  routing, populating customer database, building
  knowledge base)

CHANGE REQUESTS & CHANGE CONTROL

- Setup change management procedures                  Perform
- Ongoing change management support                   Perform
- Change management reporting server updates          Perform
- Provide new application releases                    Assist    Perform
- Change Requests from FUTURELINK                     Perform                      Approve
- Change Priorities                                   Perform                      Rqmts
                                                                                   Approve

NT SYSTEM SOFTWARE, SQL AND CITRIX

- System Software installation for the servers        Perform
- Operating System Parameters                         Perform   Assist
System Software Maintenance                           Perform

- Patch Maintenance (only if critical to              Perform             Assist
  customer operations or system management)
- Install OEM Patch's (only if critical to            Perform
  customer's operations or system management)
- Determine upgrade path for customers                Perform   Assist    Assist
  renewing subscriptions
- Verify patch compatibility with GPS                 Perform
- Define SQL layout                                   Perform   Assist    Assist

NEW RELEASE & VERSION UPGRADES

FUTURELINK will provide Ghosted Images for loading on the servers and workstations

           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES


- Evaluation                       Assist         Perform   Assist
- Testing                          Perform        Assist
- Inter operability testing        Perform        Assist    Assist
- [illegible] on Enhancements      Recommend                Perform
- Roll out Planning                Assist                   Perform
- Scheduling                       Assist                   Perform   Approve
- Installation of new versions     Perform                  Assist
  or releases of NT, SQL,
  & Citrix
- Prepare installation             Perform
  documentation for Partners

NT LICENSED SOFTWARE AND SQL
- Configuration setup              Perform        Rqmts
- Ongoing Management               Perform
- Software Maintenance Contract    Perform

OEM SOFTWARE UTILITIES
(COMMUNICATIONS AND REMOTE
MANAGEMENT SOFTWARE)
- Installation                      Perform
- Configuration                     Perform       Assist
- Procure and Administer Licenses   Perform
- Product Support                   Perform
- Software Maintenance              Perform
- Promote application changes       Perform       Approve             Approve
  to production

PRINTER SETUP & SUPPORT
- Setup & configure supported       Perform
  printers
- Update system documentation       Perform
  and helpdesk
- Ongoing printer support           Perform
- Report Distribution                                                 Perform
- Procure paper and consumables                                       Perform
- Restock printers with paper                                         Perform
- [illegible] maintenance Vendor    Perform
  Dispatch

NEW TECHNOLOGY
- Product Research - Dynamics       Assist        Perform
  CS+ and NT/SQL compatability)
- Product Research - Hardware/      Perform       Assist
  CITRIX/WTS/NT/SQL
- Technology Review                 Perform       Assist

FORECAST BUSINESS REQUIREMENTS
- Strategic                                                           Perform
- Tactical                                                            Perform
- Technology implementation         Perform
Application consulting                                      Perform
- Dynamics configuration                                    Perform
- Dynamics screen modifications                             Perform
- Dynamics Training                                         Perform
- Dynamics Report writing                                   Perform
- Technology consulting
  (facility and LANs only)          Perform

SECURITY
- Application system security       Assist                  Assist    Perform
  setup
- System Account set up             Perform                 Assist    Rqmts

           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

- SQL Database Security and Access Control for database user ids         Perform                         Assist         Rqmts
- Security Consulting                                                    Perform                         Assist
  ???? and document owners of user id security                           Perform                         Assist         Rqmts
- Establish Administrator and users accounts                             Perform
- Establish accounts in security groups                                  Perform                         Assist         Rqmts
- Install scripts for security administration                            Perform                                        Rqmts
- Physical Security - remote customer site                              Recommend                                      Perform
- Physical Security at Data Center                                       Perform
- Ongoing management of system security*                                 Perform                                        Assist
USER ADMINISTRATION
- Create/Change/Delete/Disable (User IDs - OS level)                     Perform                                        Rqmts
- Approval Procedures (OS Level)                                         Perform                                        Rqmts
- Determine and document lvls of Application authority                                    Assist        Perform         Rqmts
                                                                                                                       Approve
- Document administrator user id manager for customer                    Perform                         Assist
- Audit Requests (OS level)                                              Perform          Rqmts                         Rqmts
- Security Policy and Standards                                          Perform
- Account Naming Standards                                              Recommend        Approve                       Perform
- Reporting                                                              Perform                                        Rqmts
SET MONITORING POLICIES AND THRESHOLDS
- Monitor Alerts                                                         Perform
- Tapesys                                                                Perform
- Control Execution Times                                                Perform                                        Rqmts
- Strategic direction for operations                                     Perform
MONITOR BATCH JOBS AND CLEANUP QUEUES
- Application Batch Job Completion Monitoring                                                                          Perform
- Reporting Logs (On Request)                                            Perform
- Job Scheduling system tasks                                            Perform
- Special Requests                                                       Perform                                        Rqmts
- ???? Scheduling of support desk                                        Perform                                        Rqmts
SQL DBA FUNCTIONS
- Define disk space requirements at FUTURELINK site                      Perform                         Assist         Rqmts
- Load application customer data                                          Assist                         Assist        Perform
- Ongoing DBA support                                                    Perform          Assist
    - NT/SQL Optimization for databases/systems                          Perform          Assist
    - Application code changes for optimization                                          Perform
    - Table maintenance                                                  Perform
    - Use SQL PD tools                                                   Perform
    - Monitor & understand error logs                                    Perform
- Perform disk space allocations                                         Perform                                        Rqmts
- Complete installation of SQL (all tasks)                               Perform          Assist
- Create/Alter/Delete database objects                                   Perform          Assist
- Utilities to monitor table space/out of space conditions/alerts        Perform
- Create and maintain scripts to start/stop/backup data bases            Perform
- Document file system configuration                                     Perform                         Assist
- Basic Understanding of the data flow in Dynamics                       Perform          Assist


           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

- Understand the MS SQL Server tools & principles                           Perform          Assist
- Basic Understanding of Dynamic CS+                                        Perform          Assist
  Management of server configurations                                       Perform
- Database sizing and capacity requirement                                   Assist                        Perform
- Database space allocations                                                Perform
- Monitor SQL databases                                                     Perform
- Develop and maintain the backup strategy                                  Perform          Assist
- Develop support requirements                                              Perform
- Develop system down strategy                                              Perform
- Create and maintain scheduled server tasks                                Perform
- Develop hardware migration strategy for growing customers (T&M)           Perform          Assist
- Manage Dynamics CS+ for SQL upgrades                                                                     Perform
- Basic understanding of the posting process                                Perform          Assist
- Approve additional ISV products that will be loaded on Server             Perform         Perform
- Basic understanding of ISV integration process                            Perform          Assist
- Train DBA on Dynamics CS+ for SQL/backoffice                                              Perform
- Train DBA on Dynamics support process                                                     Perform
- Dynamics/SQL trouble shooting process                                     Perform
- Setup WinFrame access to Server Facility                                  Perform          Assist
- Manage data conversion - dependent upon Partner's requirements             Assist         Perform        Perform
- Develop knowledge of backoffice integration with Dynamics                   N/A
- Interface with Great Plains on support issues                             Perform
- Manage remote integrations to applications - Database level               Perform
- Manage remote integration to applications - application level              Assist                        Perform
- Dynamics CS+ for SQL application support (depending on support                            Perform         Assist
contract)
MISCELLANEOUS
- Provide business interruption insurance                                   Perform
- Customer training                                                                                        Perform         Assist
- Demo/QA/Sandbox access (product demos & testing)                                                         Perform
- FUTURELINK Data Center Training                                           Perform          Assist
- Setup, customization support and data conversion during transition         Assist          Assist        Perform
- Provide spread sheet of customer registration data to the FLNK                            Perform
HelpDesk within 5 days of end user contract signing.
- Enable process accounting                                                 Perform
- Install scripts for accounting system                                       N/A
- Ongoing support of login reports
WAN using Frame Relay based managed data network services as well as        Perform
internet access/ISP services and secure dial LAN services; Also EDI VAN
- services. If networking option is contracted.
- Configure WAN routers                                                     Perform
                                                                          (FUTURELINK
                                                                               NS)
- Verify and order WAN connections                                           Assist                        Perform
- Install and test connectivity                                             Perform
                                                                          (FUTURELINK
                                                                               NS)
- Configure TCP/IP segments                                                 Perform
- Configure DNS                                                             Perform


           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

- Disable IP package forwarding                                             Perform
- End-to-end managed WAN links from the end-user locations                  Perform
                                                                          (FUTURELINK
                                                                               NS)
- End-to-end managed WAN links from the FUTURELINK data center              Perform
- End-to-end managed WAN links from other server host locations             Perform
- End-to-end managed WAN links from other customer locations                Perform
                                                                          (FUTURELINK
                                                                               NS)
- End-to-end managed WAN links from the GPS help desk                       Perform
                                                                          (FUTURELINK
                                                                               NS)
- Dial up Support for software and modems                                   Perform
                                                                          (FUTURELINK
                                                                               NS)
- Order, install and test Local dial lines                                                                                Perform
MARKETING SUPPORT TASKS
- Demand creation development                                               Perform          Assist
- Demand creation budget management                                         Perform
- Lead distribution                                                         Perform          Assist
- Lead management                                                           Perform
- Lead system management                                                    Perform
- Add-on sales                                                              Perform
- Add-on services                                                           Perform                        Perform
- Promotional development                                                   Perform                         Assist
- Renewal marketing                                                         Perform
- Price change communications                                               Perform                         Assist
- Customer satisfaction surveying                                           Perform                         Assist
CUSTOMER MANAGEMENT TASKS
- Original customer registration                                            Perform         Perform
- Customer credit check                                                     Perform                         Assist
- Define registration requirements                                          Perform
- Registration system management                                            Perform
- Registering new users                                                     Perform          Assist        Perform
- Registering new products                                                  Perform          Assist        Perform
PROCUREMENT
- Initial ordering process and system                                       Perform          Assist
- Integrate Order systems                                                   Perform          Assist
- Order tracking                                                            Perform          Assist
- Partner billing requirements and systems                                  Perform
- Customer billing system                                                                                  Perform
- Default collection process                                                Perform                         Assist
- FUTURELINK billing requirements                                         Perform/PM         Assist
CONTRACT PREPARATION
- Contract Development                                                      Perform          Assist
- Obtain NT, SQL, Citrix and other software req. for offering               Perform
- Obtain Partner agreement                                                  Perform          Assist


           RESPONSIBILITY MATRIX FOR INFORMATION TECHNOLOGY SERVICES

- Develop customer contracts                                                Perform          Assist
- Obtain customer agreement                                                                                Perform
- Warranty process requirements                                             Perform
- Dynamics CS+ for SQL Application License development                                      Perform
- Subscription policy requirements                                          Perform         Perform
- Subscription renewals                                                      Assist         Perform         Assist
CONTRACT EXECUTION
- Select Offering                                                                                           Assist        Perform
- Select number of user seats                                                                                             Perform
- Select software config for each customer (accounting and/or                                                             Perform
non-accounting
- Define physical location for each user seat                                                                             Perform
- Appoint Key user                                                                                                        Perform
- Provide space and power at customer site                                                                                Perform
- Orientation walkthru for customer key user                                Perform                         Assist
- Provide 1 copy per customer of Operational manual                         Perform
- Provide on-line Dynamics CS+ for SQL application                                          Perform
documentation


                          GREAT PLAINS PROJECT SERIES
                               PROGRAM GUIDELINES

The Great Plains corporate vision is to be the world's leading provider of Microsoft BackOffice business management software for midmarket businesses. Our company strengths combined with our superior BackOffice products and strategy uniquely position the company to further expand and extend this leadership worldwide. And, most importantly, Great Plains is 100% committed to a Partner distribution channel -- we do not sell our products direct.

To lead in the midmarket requires a commitment from both the manufacturer and from you, the Partner. At Great Plains, we're looking for a focused Partner group that can deliver the technical and organizational structure necessary to provide the total solution that midmarket customers demand. In turn, Great Plains will provide a unique level of commitment to Partners, to ensure that they have the training, support and superior business opportunities they need to succeed. In this way, we can create a true win/win situation for Great Plains, our Partners and our mutual customers.

PRE-QUALIFICATION REQUIREMENTS
Must be authorized for Dynamics and/or Dynamics C/S+                        X

Must be current on certifications (CIS and CAAS)                            X

Must be current on all product fees                                         X

Previous Project Accounting experience preferred                            X

INITIAL REQUIREMENTS
Complete the Great Plains Project Accounting Authorization Application      X

Attend the required Project Accounting classroom training courses        o Project Accounting
                                                                           Implementation and
                                                                           Application Course
                                                                           (4 days)
                                                                         o Project Accounting
                                                                           Market and Sales
                                                                           Course
                                                                           (1 day)

Actively use PartnerSource (manage company information, manage leads, say   X
current on news/events, stay current on technical information)

Attend ongoing education opportunities                                      X

Passing grade on Project Series Authorization test (when available.)        X

ONGOING EXPECTATIONS
Attain annual customer add goals                                            2

Remain current with on-account balances with Great Plains                   X

Prepay or COD 30% of invoice amount at time of order                        X
                                                                           (if 12 or more
                                                                           users are
                                                                           purchased)

Market proactively to generate and close leads                              X

Maintain updated software on all computers that are used in your office.    X

[ ] If you would like to place a Project Accounting order and you have not attended training, you must purchase Project Accounting consulting from Great Plains Consulting upon which your order will be released at a margin of 15%.

Margin Schedule

PARTNER PRODUCT MARGINS
o    Margin upon placing order when training has not been attended         15%
     NOTE: You must purchase Great Plains Consulting if you have not attended training.

o    Completion of Project Series Partner Agreement Addendum.              25%

o Attendance and completion of Project Accounting Implementation and Application course

o    Completion of the Market and Sales Overview course                    Your margin will be based on
                                                                           your Dynamics or Dynamics
                                                                           C/S+purchase volume

                           DYNAMICS AND DYNAMICS C/S+
                                 PROJECT SERIES
                           PARTNER AGREEMENT ADDENDUM

COMPANY NAME:                      FuturLink Distribution Corp.

CONTRACT NAME:                     Doug Evans, VP Business Practices

BILLING ADDRESS:                   300,250 - 6th Avenue S.W.
                                   Calgary, Alberta
                                   T2P 3H7

SHIPPING ADDRESS:                  As above

TELEPHONE:                         (403) 216-6000

FAX NUMBER:                        (403) 216-6050

EMAIL ADDRESS:                     devans@futurelink.net

YEAR COMPANY ESTABLISHED:          1955 (1998 in current form)

NUMBER OF LOCATIONS:               3 (with 7 pending)

CONTACT FOR PROJECT ACCOUNTING     Doug Evans
SALES EXPERTISE:

CONTACT FOR PROJECT ACCOUNTING     Mike Shareski
IMPLEMENTATION EXPERTISE:

[ ] Please check here if you meet the requirements as an existing Match Data
    Partner to be automatically authorized for the Project Series. Existing, active Match Data Partners who have attended training or made at least one sale within the last year (as of April 1, 1998) will be automatically authorized once they complete and send in the Great Plains North American Project Account Series Authorization Guidelines and Agreement. If your organization does not meet these requirements you will need to reauthorize under the requirements outlined in the North American Project Account Series Authorization Guidelines and Agreement.

          SEND TO: GREAT PLAINS SOFTWARE, INC., SALES ADMINISTRATION,
                         PO BOX 9739, FARGO, ND 58109.

        If you have questions, please call 800-456-0025 or 701-281-0550
                              (FAX: 701-281-3100)

                           DYNAMICS AND DYNAMICS C/S+
                                 PROJECT SERIES
                           PARTNER AGREEMENT ADDENDUM


This Addendum is entered by and between Great Plains Software O.C., Inc. ("Great Plains") and the undersigned partner ("Partner") to amend the Partner Agreement ("Agreement") between the parties as follows:

     Great Plains hereby appoints Partner as non-exclusive authorized reseller for the Great Plains Dynamics and Dynamics C/S+ Project Series product in the United States and Canada.

     Partner agrees to comply with the terms and conditions of Great Plains' partner program for Dynamics and Dynamics C/S+ Project Partners ad amended by Great Plains from time to time (the "Program") as made available by Great Plains.

     Partner's failure to comply with the provisions of the Agreement, this Addendum or the Program will result in immediate termination of this Addendum and Partner's right to distribute the Dynamics and Dynamics C/S+ Project Series product.


IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date below.


Great Plains Software O.C., Inc.     Partner Name

                                      FUTURELINK DISTRIBUTION CORP.
--------------------------------     -------------------------------------------
Signature                            Signature

                                      Kyle B. Scott
--------------------------------     -------------------------------------------
Print Name                           Print Name

                                      Corporate Secretary
--------------------------------     -------------------------------------------
Title                                Title

                                      July 8, 1999
                                     -----------------
                                     Date


SEND TO:  GREAT PLAINS SOFTWARE, INC., SALES ADMINISTRATION,
          PO BOX 9739, FARGO, ND 58109.


        If you have questions, please call 800-456-0025 or 701-281-0550
                              (FAX: 701-281-3100)

               Fax completed and signed document to 701-492-1602